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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2004

DIVIDEND CAPITAL TRUST INC.
(Exact name of small business issuer as specified in its charter)

Maryland	333-86234	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700
Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200
(Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets

        Purchase of the Eastgate and Newpoint I Facilities.    We filed a Form 8-K dated March 19, 2004, on April 5, 2004 with regard to the acquisition of two distribution facilities, one located in Lebanon, Tennessee, a submarket of Nashville ("Eastgate") and the other located in Lawrenceville, Georgia, a sub-market of Atlanta ("Newpoint I"), without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information. Due to the non-related party nature of this transaction, only audited statements for the year ended December 31, 2003 are required. The Company is not aware of any material factors relating to these properties that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Property Acquired:
Eastgate Distribution Center:
	Report of Independent Registered Public Accounting Firm	F-1
	Statement of Revenue and Certain Expenses for the Year Ended December 31, 2003	F-2
	Notes to Statement of Revenue and Certain Expenses	F-3
Newpoint I Distribution Facility:
	Report of Independent Registered Public Accounting Firm	F-5
	Statement of Revenue and Certain Expenses for the Year Ended December 31, 2003	F-6
	Notes to Statement of Revenue and Certain Expenses	F-7
(b)	Unaudited Pro Forma Financial Information:
	Pro Forma Financial Information (Unaudited)	F-9
	Pro Forma Consolidated Balance Sheet as of December 31, 2003 (Unaudited)	F-10
	Notes to Pro Forma Consolidated Balance Sheet (Unaudited)	F-11
	Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2002 (Unaudited)	F-12
	Notes to Pro Forma Consolidated Statements of Operations (Unaudited)	F-13

(c)	Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the Year ended December 31, 2003 (Unaudited)	F-16
	Note to Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (Unaudited)	F-17
(d)	Exhibits:
None.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.
June 2, 2004	By:	/s/ EVAN H. ZUCKER Evan H. Zucker Chief Executive Officer

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenue and certain expenses of the Eastgate Distribution Center ("Eastgate") for the year ended December 31, 2003. This financial statement is the responsibility of Eastgate's management. Our responsibility is to express an opinion on this financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Eastgate's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Eastgate Distribution Center for the year ended December 31, 2003, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

May 19, 2004
Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

Eastgate Distribution Center

Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2003

Revenues
Rental income	$1,450,534
Other revenue	327,163

Total revenues	1,777,697

Certain expenses
Real estate taxes	155,183
Repairs and maintenance	81,028
Commissions	57,458
Management fees	51,834
Utilities	21,436
Insurance	19,396

Total certain expenses	386,335

Excess of revenue over certain expenses	$1,391,362

See notes to financial statement.

DIVIDEND CAPITAL TRUST INC.

Eastgate Distribution Center

Notes to Statement of Revenue and Certain Expenses

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statement of revenue and certain expenses reflects the operations of the Eastgate Distribution Center ("Eastgate"). Eastgate is located in Lebanon, Tennessee and contains 423,500 rentable square feet on 22.2 acres of land. As of December 31, 2003, Eastgate had an occupancy percentage of 100%.

        Eastgate was acquired by Dividend Capital Trust Inc. from an unrelated party on March 19, 2004 for $14,300,000, which was paid with proceeds from a public offering. In addition, Dividend Capital Trust Inc. incurred approximately $496,000 in related acquisition fees and costs. Such costs included an acquisition fee of $429,000 paid to an affiliate.

        The accounting records of Eastgate are maintained on the accrual basis. The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and excludes certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Eastgate.

        Eastgate recognizes revenue from tenant leases on the straight-line method over the life of the related lease. The results of operations can be significantly impacted by the rental market of the Lebanon, Tennessee region.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2—Operating Leases

        Eastgate's revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases. Eastgate is currently "net" leased to two tenants. "Net" means that the tenants are responsible for repairs, maintenance, property taxes, utilities, insurance and other operating costs while we as landlord, have responsibility for capital repairs or replacement of specific structural components of a property such as the roof of the building, the truck court and parking areas, as well as the interior floor or slab of the building. Eastgate records rental revenue for the full term of the lease on a straight-line basis. In this case, where the minimum rental payments increase over the life of the lease, Eastgate records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an decrease in rental revenue of $111,000 for the year ended December 31, 2003.

        Future minimum lease payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2003 are as follows:

Year Ending December 31,
2004	$1,561,000
2005	1,366,000

$2,927,000

        Tenant reimbursements of operating expenses are included in other revenue in the accompanying statement of revenue and certain expenses.

        The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2003, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	Percentage of 2003 Revenues	Percentage of Future Minimum Revenues
A	Computer parts manufacturer—Dell supplier	October 14, 2005	48%	51%
B	Computer parts manufacturer—Dell supplier	October 14, 2005	52%	49%

        Each lease above contains tenant lease renewal options for two periods of five years each under the same terms as the existing leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenue and certain expenses of the Newpoint I Distribution Facility ("Newpoint") for the year ended December 31, 2003. This financial statement is the responsibility of Newpoint's management. Our responsibility is to express an opinion on this financial statement based upon our audit.

        We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Newpoint's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Newpoint I Distribution Facility for the year ended December 31, 2003, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

May 4, 2004
Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

Newpoint I Distribution Facility

Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2003

Revenues
Rental income	$1,296,931
Other revenue	274,232

Total revenues	1,571,163

Certain expenses
Real estate taxes	135,493
Repairs and maintenance	48,336
Association costs	25,977
Management fees	20,164
Insurance	17,665
Utilities	16,314
Commissions	14,781
Other	7,626

Total certain expenses	286,356

Excess of revenue over certain expenses	$1,284,807

See notes to financial statements.

DIVIDEND CAPITAL TRUST INC.

Newpoint I Distribution Facility

Notes to Statement of Revenue and Certain Expenses

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statement of revenue and certain expenses reflect the operations of the Newpoint I Distribution Facility ("Newpoint"). Newpoint is located in Lawrenceville, Georgia and contains 414,160 rentable square feet on 33 acres of land. As of December 31, 2003, Newpoint had an occupancy percentage of 100%.

        Newpoint was acquired by Dividend Capital Trust Inc. from an unrelated party on March 31, 2004 for $14,630,000, which was paid with proceeds from a public offering. In addition, Dividend Capital Trust Inc. incurred approximately $422,000 in related acquisition fees and costs. Such costs included an acquisition fee of $346,000 paid to an affiliate.

        The accounting records of Newpoint are maintained on the accrual basis. The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Newpoint.

        Newpoint recognizes revenue from tenant leases using the straight-line method over the life of the related lease. The results of operations can be significantly impacted by the rental market of the Lawrenceville, Georgia region.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2—Operating Leases

        Newpoint's revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases. Newpoint is currently "net" leased to two tenants. "Net" means that the tenants are responsible for repairs, maintenance, property taxes, utilities, insurance and other operating costs while the landlord has responsibility for capital repairs or replacement of specific structural components of a property such as the roof of the building, the truck court and parking areas, as well as the interior floor or slab of the building. Newpoint records rental revenue for the full term of the lease on a straight-line basis. In this case, where the minimum rental payments increase over the life of the lease, Newpoint records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental revenue of $144,532 for the year ended December 31, 2003.

        Future minimum lease payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2003 are as follows:

Year Ending December 31,
2004	$516,660
2005	1,222,144
2006	1,228,871
2007	1,228,871
2008	1,228,871
Thereafter	100,264

$5,525,681

        Tenant reimbursements of operating expenses are included in other revenue on the accompanying statements of revenue and certain expenses.

        The following table exhibits those tenants who counted for greater than 10% of the rental revenues for the year ended December 31, 2003, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	Percentage of 2003 Revenues	Percentage of Future Minimum Revenues
A	Imaging technology	See Note 3	57%	0%
B	Golf course equipment and maintenance	February 28, 2009	43%	55%
C	Door manufacturing	December 31, 2008	0%	45%

Note 3—Subsequent Events

        One of the tenants ("A" above) entered into an agreement with the Landlord to terminate their lease effective January 1, 2004. In consideration of Landlord's agreement to terminate the lease, the Tenant agreed to pay a termination fee of $850,000, which will be accounted for in 2004.

        Included in the minimum lease payments due under existing leases are rents from a new tenant ("C" above), whose lease term is January 1, 2004 to December 31, 2008.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Financial Information

(Unaudited)

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of December 31, 2003 as adjusted for (i) the previous acquisitions of the Eastgate Distribution Center and the Newpoint I Distribution Facility both made subsequent to December 31, 2003, and (ii) the issuance of the Company's common stock as if these transactions had occurred on December 31, 2003.

        The accompanying unaudited pro forma consolidated statements of operations for the year ended December 31, 2003 combine the historical operations of the Company with (i) the incremental effect of the acquisitions of properties in 2003, (ii) the historical operations of properties acquired subsequent to December 31, 2003, (iii) the issuance of debt and (iv) the issuance of the Company's common stock, as if these transactions had occurred on January 1, 2002.

        The unaudited pro forma consolidated financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company's previous filings with the Securities and Exchange Commission.

DIVIDEND CAPITAL TRUST INC.
Pro Froma Consolidated Balance Sheet
December 31, 2003
(Unaudited)

	DCT Historical(1)	Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net Investment in Real Estate	150,633,351	29,847,959	(2)	—		180,481,310
Cash and cash equivalents	4,076,642	(29,847,959	)(2)	92,961,603	(3)	67,190,286
Other assets, net	1,897,543	—		—		1,897,543

Total Assets	156,607,536	—		92,961,603		249,569,139

Liabilities and Stockholders' Equity
Mortgage note	40,500,000	—		—		40,500,000
Line of credit	1,000,000	—		—		1,000,000
Financing obligation	2,695,696	—		—		2,695,696
Accounts payable and other liabilities	5,586,495	—		—		5,586,495

Total Liabilities	49,782,191	—		—		49,782,191
Minority Interest	1,000	—		—		1,000
Shareholders' Equity:
Common stock	106,824,345	—		92,961,603	(3)	199,785,948

Total Shareholders' Equity	106,824,345	—		92,961,603		199,785,948

Total Liabilities and Shareholders' Equity	156,607,536	—		92,961,603		249,569,139

The accompanying notes are an integral part of these consolidated financial statements.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1)
Reflects the historical consolidated balance sheet of Dividend Capital Trust Inc. (the "Company") as of December 31, 2003. Please refer to the Company's historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K.

(2)
Reflects the acquisition of the Eastgate Distribution Center ("Eastgate") and the Newpoint I Distribution Facility ("Newpoint I"), which were acquired after December 31, 2003. These properties were acquired using the net proceeds from the Company's public offering. The total cost of these facilities, including acquisitions costs, were approximately $14.8 million and $15.0 million for Eastgate and Newpoint I, respectively.

(3)
A certain amount of capital was raised through the Company's public offering after December 31, 2003 which was used to fund the acquisition of Eastgate and Newpoint I. As such, the net proceeds from the shares that were sold subsequent to December 31, 2003 through March 31, 2004, the date of the latest acquisition, Newpoint I, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company's public offering:

Shares Sold from December 31, 2003 through March 31, 2004	10,329,067
Gross Proceeds	$103,290,670
Less Selling Costs	(10,329,067)

Net Proceeds	$92,961,603

DIVIDEND CAPITAL TRUST INC.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)

	DCT Historical(1)	2003 Acquisitions		2004 Acquisitions		Other Pro Forma Adjustments	Pro Forma Consolidated
REVENUE:
Rental revenue	$2,645,093	$8,194,285	(2)	$3,348,860	(5)	$—	$14,188,238
Other income	61,364	—		—		—	61,364

Total Income	2,706,457	8,194,285		3,348,860		—	14,249,602
EXPENSES:
Operating expenses	366,650	2,159,121	(2)	672,691	(5)	—	3,198,462
Depreciation & amortization	1,195,330	4,898,414	(3)	1,522,871	(6)	—	7,616,615
Interest expense	385,424	1,980,625	(4)	—		—	2,366,049
General and administrative expenses	411,948	—		—		—	411,948

Total Operating Expenses	2,359,352	9,038,160		2,195,562		—	13,593,074

NET INCOME (LOSS)	$347,105	$(843,875)		$1,153,298		$—	$656,528

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	3,987,429	—		—		18,812,038	22,799,467
Diluted	4,007,429	—		—		18,812,038	22,819,467
NET INCOME (LOSS) PER COMMON SHARE	$0.09						$0.03
Basic and diluted

The accompanying notes are an integral part of these consolidated financial statements.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

(Unaudited)

(1)
Reflects the historical consolidated statement of operations of Dividend Capital Trust Inc. (the "Company") for the year ended December 31, 2003. Please refer to the Company's historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K.

(2)
The following table sets forth the incremental rental revenues and operating expenses of the properties acquired during 2003 for the year ended December 31, 2003 based on the historical operations of such properties for the periods prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Bridgestone/Firestone Distribution Center	6/9/2003	$—	$—	$—
Chickasaw Distribution Center	7/22/2003	802,031	217,995	584,036
Rancho Technology Park	10/16/2003	—	—	—
Mallard Lake Distribution Center	10/29/2003	803,627	13,063	790,564
West by Northwest Business Center	10/30/2003	368,977	253,354	115,623
Park West, Pinnacle & DFW Distribution Facilities	12/15/2003	5,191,090	1,496,064	3,695,026
Plainfield Distribution Center	12/22/2003	1,028,560	178,645	849,915

Total		$8,194,285	$2,159,121	$6,035,164

  The properties acquired during 2003 were acquired with the net proceeds from the Company's public offering, the borrowings on the senior secured revolving credit facility and the borrowings on the mortgage indebtedness.

  The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition. As such, no rental revenues and operating expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

(3)
The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2003 Property Acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2003 Property Acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for leasehold improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, Business Combinations ("SFAS 141").

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Bridgestone/Firestone Distribution Center	6/9/2003	$2,544,999	$21,938,672	$24,483,671	$—
Chickasaw Distribution Center	7/22/2003	1,140,561	13,779,870	14,920,431	464,957
Rancho Technology Park	10/16/2003	2,789,574	7,002,354	9,791,928	—
Mallard Lake Distribution Center	10/29/2003	2,561,328	8,808,242	11,369,570	274,304
West by Northwest Business Center	10/30/2003	1,033,352	7,563,574	8,596,926	356,670
Park West Distribution Facilities	12/15/2003	3,348,000	22,893,585	26,241,585	1,050,368
Pinnacle Industrial Center	12/15/2003	1,587,762	27,838,070	29,425,832	1,523,983
DFW Trade Center	12/15/2003	980,666	10,381,628	11,362,294	688,622
Plainfield Distribution Center	12/22/2003	1,394,147	14,259,728	15,653,875	539,510

Total 2002 Acquisitions		$17,380,389	$134,465,723	$151,846,112	$4,898,414

  The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition and therefore no depreciation or amortization expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

(4)
The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2003 and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$1,000,000	Senior Secured Revolving Credit Facility	Annual interest rate equal to adjusted LIBOR plus 1.125% or (at the election of Dividend Capital) 1.0% over the Prime rate.	$40,000
$40,500,000	Mortgage Note	Annual interest rate equal to 5.0%.	$1,940,625

		Total	$1,980,625

(5)
The following table sets forth the incremental rental revenues and operating expenses of the properties acquired during 2004 for the year ended December 31, 2003 based on the historical operations of such properties for the periods prior to acquisition.

	Acquisition Date	Rental and Other Revenues	Operating Expenses	Revenues in Excess of Expenses
Eastgate Distribution Center III	3/19/2004	$1,777,697	$386,335	$1,391,362
Newpoint Place I	3/31/2004	1,571,163	286,356	1,284,807

Total		$3,348,860	$672,691	$2,676,169

  The properties acquired in 2004 were acquired with the net proceeds raised from the Company's public offering.

(6)
The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2004 Property Acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2004 Property Acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for leasehold improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, Business Combinations ("SFAS 141").

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$894,010
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	628,861

Total		$3,588,473	$26,259,486	$29,847,959	$1,522,871

Dividend Capital Trust Inc. and Subsidiary

Statement of Estimated Taxable Operating Results and Cash

to be Made Available by Operations

For the Year Ended December 31, 2003

(Unaudited)

        The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by the Company (including the operations of the recently acquired properties) based upon the pro forma consolidated statement of operations for the year ended December 31, 2003. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying note, which should be read in conjunction herewith. For instance, no pro forma adjustments were recorded to reflect an increase in general and administrative expenses, if such amounts increase as a result of the acquisitions.

Revenue	$14,112,084

Expenses
Operating expenses	3,198,462
Depreciation and amortization expense	4,648,650
Interest expense	2,366,049
General and administrative expenses	411,948

Total expenses	10,625,109

Estimated Taxable Operating Loss	3,486,975
Add Depreciation and amortization expense	4,648,650

Estimated Cash to be Made Available by Operations	8,135,625

Dividend Capital Trust Inc. and Subsidiary

Note to Statement of Estimated Taxable Operating Results

And Cash to be Made Available by Operations

For the Year Ended December 31, 2002

(Unaudited)

Note 1—Basis of Presentation

        Depreciation has been estimated based upon an allocation of the purchase price of the Properties to land, building, land improvements and building improvements and assuming (for tax purposes) a 40-year for the depreciable assets applied on a straight-line method.

        No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits.
SIGNATURES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIVIDEND CAPITAL TRUST INC. Eastgate Distribution Center Statement of Revenue and Certain Expenses For the Year Ended December 31, 2003
DIVIDEND CAPITAL TRUST INC. Eastgate Distribution Center Notes to Statement of Revenue and Certain Expenses
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIVIDEND CAPITAL TRUST INC. Newpoint I Distribution Facility Statement of Revenue and Certain Expenses For the Year Ended December 31, 2003
DIVIDEND CAPITAL TRUST INC. Newpoint I Distribution Facility Notes to Statement of Revenue and Certain Expenses
DIVIDEND CAPITAL TRUST INC. Pro Forma Financial Information (Unaudited)
DIVIDEND CAPITAL TRUST INC. Pro Froma Consolidated Balance Sheet December 31, 2003 (Unaudited)
DIVIDEND CAPITAL TRUST INC. Notes to Pro Forma Consolidated Balance Sheet (Unaudited)
DIVIDEND CAPITAL TRUST INC. Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2003 (Unaudited)
DIVIDEND CAPITAL TRUST INC. Notes to Pro Forma Consolidated Statement of Operations (Unaudited)
Dividend Capital Trust Inc. and Subsidiary Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations For the Year Ended December 31, 2003 (Unaudited)
Dividend Capital Trust Inc. and Subsidiary Note to Statement of Estimated Taxable Operating Results And Cash to be Made Available by Operations For the Year Ended December 31, 2002 (Unaudited)